UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                           --------------------------

                                  June 3, 2005
                        (Date of Earliest Event Reported)


                         United Systems Technology, Inc.
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             (Exact name of registrant as specified in its charter)



             Iowa                       0-9574              42-110279
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(State or other jurisdiction          (Commission        (I.R.S. Employer
      of incorporation)               file number)     Identification Number)



                           1850 Crown Road, Suite 1109
                               Dallas, Texas 75234
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                    (Address of principal executive offices)



                                 (972) 402-8600
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              (Registrant's telephone number, including area code)

Item 8.01.  Other
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On June 3, 2005, United Systems Technology, Inc. issued a press release to announce its filing of amended preliminary proxy statement and revised price per share to Cashed-Out Shareholders in the reverse/forward stock split. The press release is attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.
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         (c)      Exhibits

99.1     Press Release dated June 3, 2005



This Report and the Exhibit are furnished to and not filed with the Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                United Systems Technology, Inc.


Date:    June 3, 2005           By: /s/ Randall L. McGee
                                    -----------------------------
                                        Randall L. McGee, Secretary
                                        and Treasurer (Principal Financial
                                        and Accounting Officer)


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